Equity (Capital Deficiency)	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Notes to Financial Statements
Equity (Capital Deficiency)

NOTE 5 - EQUITY:

On January 30, 2012, the Company appointed a new director (“Director A”) to its board of directors.  In connection with his appointment, the Company issued Director A an option to purchase 100,000 shares of its common stock at an exercise price of $1.95 per share, which will vest one-third annually in 2013, 2014 and 2015 on the anniversary of the date of grant, provided that if he is (i) not reelected as a director at the Company’s 2014 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2014 annual meeting of stockholders, the option vests and becomes exercisable on the date of such failure to be reelected or nominated.

In valuing this option, the Company used the following assumptions: dividend yield of 0%; expected term of 5.5-6.5 years in each year; expected volatility of 58-60%; and risk-free interest rate of 1.01-1.26%. The option has a term of 10 years from the date of grant, and the fair value of the option granted above, using the Black-Scholes option-pricing model, was approximately $106,000.

On March 1, 2012, the Company granted an employee an option to purchase 40,000 shares of common stock at an exercise price of $1.95 per share, which option vests upon the achievement of performance conditions as set on the grant date. The option fair value amortization is recorded under “Research and development” expenses.

In addition, a distributer of the Company was granted an option to purchase 77,915 shares of common stock at an exercise price of $1.23 per share.  The fair value of this share based compensation is to be recorded against revenues.

In valuing the above option grants, the Company used the following assumptions: dividend yield of 0%; expected term of 5.5-6.5 years and 2 years, respectively; expected volatility of 57-58% and 47%, respectively; and risk-free interest rate of 1.03-1.3% and 0.3%, respectively. The options have terms of 10 years and 2 years from the date of grant, respectively, and the fair values of the options granted above, using the Black-Scholes option-pricing model, were approximately $42,000 and $68,000, respectively.

The change in the Company’s equity during the first quarter of 2012, other than the net loss, is mainly attributable to share based compensation in the amount of $1,188,000.

NOTE 10 – EQUITY (CAPITAL DEFICIENCY)

a.	Share capital

As of December 31, 2011 the Company has authorized 130,000,000 shares of capital stock, par value $0.0001 per share, of which 125,000,000 are shares of common stock and 5,000,000 are shares of “blank check” preferred stock.

b.	Share exchange and private placement agreements and share issuance

As noted in Note 1 above, in connection with the Share Exchange,  the Company issued 50,666,663 shares of its common stock in exchange for 6,242,754 ordinary shares of InspireMD Ltd., which represented all of InspireMD Ltd.’s outstanding shares, resulting in InspireMD Ltd. became a wholly owned subsidiary of the Company.

In connection with the Share Exchange, the Company also assumed all of InspireMD Ltd.’s obligations under InspireMD Ltd.’s outstanding stock options.  Immediately prior to the Share Exchange, InspireMD Ltd. had outstanding stock options to purchase an aggregate of 937,256 ordinary shares, which outstanding options became options to purchase an aggregate of 7,606,770 shares of common stock of the Company after giving effect to the Share Exchange.  In addition, three-year warrants to purchase up to 125,000 ordinary shares of InspireMD Ltd. at an exercise price of $10 per share were assumed by the Company and converted into warrants to purchase 1,014,500 shares of the Company’s common stock at an exercise price of $1.23 per share.

In connection with the closing of the Share Exchange, the Company sold 6,454,002 shares of its common stock at a purchase price of $1.50 per share and five-year warrants to purchase up to 3,226,999 shares of common stock at an exercise price of $1.80 per share in a private placement to accredited investors (the “Private Placement”).

As part of the Private Placement, certain holders of the Debentures surrendered $667,596 of outstanding principal and interest due under such Debentures in exchange for 445,064 shares of common stock and warrants to purchase an aggregate of 225,532 shares of common stock (the “Debt Conversions”). The number of shares of common stock and warrants issued in connection with the Debt Conversions are included in the aggregate figures for the Private Placement. As a result, the Company received aggregate cash proceeds of $9,013,404 in the Private Placement.

In connection with the Share Exchange, the Company also entered into a stock escrow agreement with certain stockholders, pursuant to which these stockholders deposited 1,015,622 shares of common stock held by them and warrants to purchase 832,500 shares of common stock into escrow. These shares and warrants were to be released to the Company for cancellation or surrender to an entity designated by the Company should the Company have $10 million in consolidated revenue, as certified by the Company’s independent auditors, during the first 12 months following the closing of the Private Placement, yet fail, after a good faith effort, to have the Company’s common stock approved for listing on a national securities exchange. If the Company failed to record at least $10 million in consolidated revenue during the first 12 months following the closing of the Private Placement or have its common stock listed on a national securities exchange within 12 months following the closing on the Private Placement, these escrowed shares were to be released back to the stockholders.

As it appeared unlikely that the Company would satisfy the revenue threshold set forth above, on November 16, 2011, the Company's board of directors approved the release of the 1,015,622 shares of common stock and warrants to purchase 832,500 shares of common stock then held in escrow in order to immediately increase the Company's public float.

In connection with the Share Exchange, the Company issued certain consultants five-year warrants to purchase up to an aggregate of 2,500,000 shares of common stock at an exercise price of $1.50 per share in consideration for consulting services related to the Share Exchange, which warrants have a fair value of $1.5 million. The expenses related to the issuance of the warrants are recorded as share-based compensation and treated as issuance costs.

In connection with the Private Placement, the Company paid placement agent fees of approximately $300 thousand and issued five-year warrants to purchase 373,740 shares of the Company’s common stock at an exercise price of $1.80 per share to the placement agent for this Private Placement.  The fair value of the warrants is $212 thousand.

During the first quarter of 2011 and prior to the Share Exchange, InspireMD Ltd. raised approximately $990 thousand and issued approximately 803,000 ordinary shares through private placements.

On April 18, 2011, the Company issued 666,667 shares of its common stock and five-year warrants to purchase 333,333 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $1.0 million in a private placement.

On April 18, 2011, the Company issued 283,334 shares of its common stock and five-year term warrants to purchase 141,667 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $425 thousand in a private placement.

In connection with the above-referenced transactions from April 18, 2011, the Company paid placement agent fees of approximately $471 thousand which were recorded as issuance costs and five-year term warrants to purchase 57,000 shares of the Company common stock at an exercise price of $1.80 per share to the placement agent in this private placement. The fair value of those warrants amounting to $67 thousand is estimated using the Black-Scholes valuation model.

On April 21, 2011, the Company issued 33,333 shares of its common stock, and five-year term warrants to purchase 16,667 shares of the Company’s common stock at an exercise price of $1.80 per share, for an aggregate purchase price of $50 thousand in a private placement.

On October 31, 2011, the stockholders approved the authorization of the board of directors, in its discretion, to amend the Amended and Restated Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock at a ratio of one-for-two to one-for-four, such ratio to be determined by the board of directors (hereafter - the “Reverse Stock Split”), which approval will allow the board of directors to effect the Reverse Stock Split any time prior to the Company’s annual meeting of stockholders in 2012.

As of December 31, 2011, the Company had yet to effect the Reverse Stock Split.

c.	Share Based Compensation

1)
On March 28, 2011, the board of directors and stockholders of the Company adopted and approved the InspireMD, Inc. 2011 UMBRELLA Option Plan (the “Umbrella Plan”).  Under the Umbrella Plan, the Company reserved 9,468,100 shares of the Company’s common stock as awards to the employees, consultants, and service providers to the Company and its subsidiaries and affiliates worldwide.  At a special meeting of stockholders of the Company held on October 31, 2011, the stockholders approved an amendment to the Umbrella Plan to add an additional 5,531,900 shares of common stock to a total of 15,000,000 shares.

The Umbrella Plan currently consists of three components, the primary plan document that governs all awards granted under the Umbrella Plan, and two appendices: (i) Appendix A, designated for the purpose of grants of stock options and restricted stock to Israeli employees, consultants, officers and other service providers and other non-US employees, consultants, and service providers, and (ii) Appendix B, which is the 2011 US Equity Incentive Plan, designated for the purpose of grants of stock options and restricted stock awards to US employees, consultants, and service providers who are subject to the US income tax.

The Umbrella Plan is administered by the compensation committee of the board of directors. Unless terminated earlier by the board of directors, the Umbrella Plan will expire on March 27, 2021.

US federal income tax consequences relating to the transactions described under the Umbrella Plan are set forth in Section 409A, which was added to the Internal Revenue Code of 1986, as amended (hereafter - the “Code”) and treasury regulations in 2004 to regulate all types of deferred compensation.  If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax.  Certain stock options and certain types of restricted stock are subject to Section 409A of the Code.

Israel income tax consequences of awards of options under the Umbrella Plan is general and does not purport to be complete.  Pursuant to the current Section 102 of the Ordinance, which came into effect on January 1, 2003, options may be granted through a trustee (i.e.,   Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options).

2)	As of December 31, 2011, the Company had reserved 6,514,504 ordinary shares for issuance under the plans. The following table summarizes information about warrants and share options to employees:

	2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise Price	Number of warrants and options	Weighted average exercise Price
Outstanding - beginning of year	3,502,097	$0.69	2,057,430	$0.65	2,447,166	$0.53
Granted*	6,292,416	1.92	1,785,543	0.62	227,251	0.79
Forfeited	(723,489)	1.68	(340,876)	0.65	(158,264)	0.85
Exercised	(1,000,000)	1.5	-	-	(458,723)	-
Outstanding - end of year	8,071,024	$1.4	3,502,097	$0.69	2,057,430	$0.65
Exercisable at the end of the year	2,868,463	$0.71	2,204,536	$0.74	1,034,129	$0.3

The following table summarizes information about warrants and share options to non-employees:

	2011		2010		2009
	Number of warrants and options	Weighted average exercise price	Number of warrants and options	Weighted average exercise Price	Number of warrants and options	Weighted average exercise Price
Outstanding - beginning of year	4,697,606	$0.39	3,739,908	$0.2	3,382,142	$0.1
Granted*	3,963,322	1.48	1,079,440	1.21	357,766	1.07
Forfeited	(258,904)	0.62	(121,742)	-	-	-
Exercised	-	-	-	-	-	-
Outstanding - end of year	8,402,024	$0.98	4,697,606	$0.39	3,739,908	$0.2
Exercisable at the end of the year	8,199,858	$0.96	4,635,583	$0.4	3,439,944	$0.12

* Including 1,450,000 and 97,394 options with performance conditions to employees and non-employees, respectively, see Note 2m.

The following table provides additional information about all warrants and options outstanding and exercisable:

	Outstanding as of December 31, 2011
Exercise price	Warrants and Options outstanding	Weighted average remaining contractual life (years)	Warrants and Options exercisable
0-0.001	3,545,783	5.09	3,205,923
0.01	-	-	-
0.183	205,012	3.64	205,012
0.188	334,545	4.23	334,545
0.45	-	-	-
0.655	149,869	-	149,869
0.99	584,357	6.26	584,357
1.23	3,855,042	4.60	3,381,606
1.5	3,175,264	4.19	2,581,161
1.725	14,608	7.00	14,608
1.75	81,161	4.42	-
1.8	490,407	4.29	490,407
1.93	255,000	4.48	-
1.95	3,227,000	9.88	120,833
2.00	40,000	4.67	-
2.1	10,000	10	-
2.5	500,000	9.53	-
2.6	5,000	4.48	-
	16,473,048	5.80	11,068,321

The weighted average of the remaining contractual life of total vested and exercisable warrants and options for the year ended December 31, 2011 is 4.41 years.

The aggregate intrinsic value of the total outstanding warrants and options as of December 31, 2011 is $16,433 thousand. The aggregate intrinsic value of the total exercisable warrants and options as of December 31, 2011 is $14,179 thousand.

The total intrinsic value of options exercised during the year ended December 31, 2011 was $800 thousand. No options were exercised during the years ended December 31, 2010 and 2009.

The total cash received from a director as a result of stock option exercise for the year ended December 31, 2011 was $1,500 thousand. See Note 10i.

The weighted average fair value of warrants and options granted was approximately $0.89, $0.82 and $0.96 for the years ended December 31, 2011, 2010 and 2009, respectively. The weighted average fair value of warrants and options granted was estimated by using the Black-Scholes option-pricing model.

3)	The following table sets forth the assumptions that were used in determining the fair value of options granted to employees for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31
	2011	2010	2009
Expected life	0.17-6.5 years	5.25-6 years	5.54-6 years
Risk-free interest rates	0.03%-2.79%	1.7%-2.69%	1.7%-2.49%
Volatility	55%-71%	79%-80%	75%-79%
Dividend yield	0%	0%	0%

The following table sets forth the assumptions that were used in determining the fair value of warrants and options granted to non-employees for the years ended December 31, 2011, 2010 and 2009:

	Year ended December 31
	2011	2010	2009
Expected life	1-10 years	9.7-10 years	9-10 years
Risk-free interest rates	1.02%-3.39%	2.65%-3.01%	3.4%-3.59%
Volatility	53%-62%	87%	86%-91%
Dividend yield	0%	0%	0%

The expected term for most of the options granted - plain vanilla was determined using the simplified method, which takes into consideration the option’s contractual life and the vesting periods (for non-employees the expected term is equal to the option’s contractual life), since the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term.

The Company estimates its forfeiture rate based on its employment termination history, and will continue to evaluate the adequacy of the forfeiture rate based on analysis of employee turnover behavior, and other factors (for non-employees the forfeiture rate is nil). The annual risk free rates are based on the yield rates of zero coupon non-index linked US Federal Reserve treasury bonds as both the exercise price and the share price are in US Dollar terms.  The Company’s expected volatility is derived from historical volatilities of companies in comparable stages as well as companies in the industry. Each Company’s historical volatility is weighted based on certain factors and combined to produce a single volatility factor used by the Company.

4)
As of December 31, 2011, the total unrecognized compensation cost on employee and non-employee stock options, related to unvested stock-based compensation amounted to approximately $4,187 thousand. This cost is expected to be recognized over a weighted-average period of approximately 1.78 years. This expected cost does not include the impact of any future stock-based compensation awards.

The following table summarizes the allocation of total share-based compensation expense in the consolidated statements of operations:

	Year ended December 31
	2011	2010	2009
	($ in thousands)
Cost of revenues	$350	$160	$49
Research and development	267	536	356
Sales and marketing	431	55	92
General and administrative	8,542	869	65
	$9,590	$1,620	$562

The Company recorded an amount of $1,955, $20 and $32 thousand of share based compensation in the additional paid-in capital in the years ended December 31, 2011, 2010 and 2009, respectively.

The Company recorded an amount of $62 thousand of share based compensation as part of the fixed assets in the year ended December 31, 2011.

5)
On July 11, 2011, the board of directors of the Company appointed Mr. Sol J. Barer as a new director, (hereafter - “Director A”), with a term expiring at the Company’s 2012 annual meeting of stockholders. In connection with his appointment, Director A was granted an option to purchase 1,000,000 shares of the Company’s common stock at an exercise price of $1.50 per share, (hereafter - the “$1.50 Option”).  The $1.50 Option was exercisable immediately until September 30, 2011. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 0.11 year; expected volatility of 53%; and risk-free interest rate of 0.17%.

In addition, in connection with his appointment, Director A was granted an option to purchase 500,000 shares of common stock at an exercise price of $2.50 per share, the closing price of the common stock on the date of grant (hereafter - the “$2.50 Option”), subject to the terms and conditions of the 2011 US Equity Incentive Plan, a sub-plan of the Company’s 2011 new Option Plan approved on March 28, 2011 (hereafter -  “2011 Umbrella Option Plan”). The $2.50 Option vests and becomes exercisable in three equal annual installments beginning on the one-year anniversary of the date of grant, provided that in the event that Director A is either (i) not reelected as a director at the Company’s 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date Director A fails to be reelected or nominated. The $2.50 Option has a term of 10 years from the date of grant. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5.5-6 years in each year; expected volatility of 62%-63%; and risk-free interest rate of 1.67%-1.85%.

The fair value of the options granted to the above-mentioned new director, using the Black-Scholes option-pricing model, was approximately $1.7 million.

On September 28, 2011, Director A exercised the $1.50 Option to purchase 1,000,000 shares of common stock, resulting in gross proceeds to the Company of $1.5 million.

On November 16, 2011 the Company’s board of directors approved the appointment of Director A as the chairman of the board of directors. In connection with his appointment as chairman of the board of directors, the Company issued Director A 2,900,000 shares of common stock and 2,900,000 stock options to purchase shares of Common Stock at an exercise price of $1.95 per share, the closing price of the Common Stock on the date of grant. The fair value of the above granted shares is approximately $5.7 million and will be recorded as an expense in the financial statements ended December 31, 2011. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5.5 years in each year; expected volatility of 61.6%; and risk-free interest rate of 1.07%. The options have terms of 10 years from the date of grant, and the vesting terms are as follows: tranche A vests and become exercisable in twenty four equal monthly installments, tranches B and C - vests and become exercisable upon meeting certain performance conditions. The fair value of the options granted above, using the Black-Scholes option-pricing model was approximately $3.1 million.

6)
On August 5, 2011 and effective August 8, 2011, the Board appointed another two new directors (hereafter - “Director B” and “Director C”).  Director B was appointed for with a term expiring at the Company’s 2012 annual meeting of stockholders and Director C was appointed for a term expiring at the Company’s 2013 annual meeting of stockholder. In connection with their appointment, the directors were each granted an option to purchase shares of Common Stock at an exercise price of $1.95 per share, the closing price of the Common Stock on the date of grant (hereafter - the “$1.95 Options”). The grant to Director B was for 100,000 shares and is subject to the terms and conditions of the 2011 US Equity Incentive Plan, a sub-plan of the Company’s 2011 Umbrella Option Plan. The grant to Director C was for 25,000 shares and is subject to the 2006 Employee Stock Option Plan, a sub-plan of the Company’s 2011 Umbrella Option Plan. The $1.95 Options vests and become exercisable in two equal annual installments beginning on the one-year anniversary of the date of grant. In the case of Director B’s option, in the event that the Director B is either (i) not reelected as a director at the Company’s 2012 annual meeting of stockholders, or (ii) not nominated for reelection as a director at the Company’s 2012 annual meeting of stockholders, the option vests and becomes exercisable on the date of Director B’s failure to be reelected or nominated. In the case of Director C’s option, in the event that Director C is required to resign from the Board due to medical reasons, the option vests and becomes exercisable on the date of Director C’s resignation for medical reasons.  The $1.95 Options have terms of 10 years from the date of grant.

In calculating the fair value of options granted under share-based remuneration arrangements, the Company used the following assumptions: dividend yield of 0% and expected term of 3-4 years in each year; expected volatility of 67%-70%; and risk-free interest rate of 0.45%-0.78%.

The fair value of the options granted to the above-mentioned new directors, using the Black-Scholes option-pricing model, is approximately $118,000.

In addition, on August 5, 2011, 324,644 stock options were granted to former directors at a cash exercise price of $1.23 per share replacing 324,644 stock options held by former directors that expired during the second quarter of 2011.  The options had terms of five years. In calculating the fair value of options granted under share-based remuneration arrangements the Company used the following assumptions: dividend yield of 0% and expected term of 5 years; expected volatility of 62%; and risk-free interest rate of 1.23%.

The fair value of the options granted to the above-mentioned former directors, using the Black-Scholes option-pricing model is approximately $445,000.

7)
During 2011, the Company entered into investor relations consulting agreements (hereafter - the “Consulting Agreements”) with investor relations companies (hereafter - the “Advisors”) to provide investor relations services.  Pursuant to the Consulting Agreements, in addition to monthly fees in a range of $3,000 - $15,000, the Company issued to the Advisors:

•	a one-year warrant to purchase 81,161 shares of common stock of the Company at an exercise price of $1.23 per share, valued at $21,000
•
50,000 restricted shares of the Company’s common stock, valued at $62,000, and a five-year warrant to purchase 50,000 shares of common stock of the Company at an exercise price of $1.50 per share, valued at $30,000.

•	25,000 shares of the Company’s common stock, valued at $68,750.

The Company recorded share-based compensation expenses of $181,750 related to these issuances.